Rydex|SGI Variable Funds SUMMARY PROSPECTUS

April 29, 2011

Series A (Large Cap Core Series)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at www.rydex-sgi.com/service/variable_fund_reports.html. You can also get this information at no cost by calling 1-800-888-2461 or by sending an e-mail to:  sservices@sg-investors.com.

The fund’s prospectus and SAI, each dated April 29, 2011, and the fund’s most recent shareholder report are all incorporated by reference into this Summary Prospectus.

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Rydex Distributors, LLC, Security Distributors, Inc.
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Investment Objective — Series A seeks long-term growth of capital.

Fees and Expenses of the Series — This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%
Other expenses	0.17%
Total annual fund operating expenses	0.92%

Example. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Portfolio Turnover. The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 111% of the average value of its portfolio.

Principal Investment Strategies — Series A pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include common stocks, rights, options, warrants, American Depositary Receipts (“ADRs”) and convertible securities, of companies, that, when purchased, have market capitalizations that are $5 billion or greater. The Fund’s index is the S&P 500 Index, which is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Series A pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include common stocks, rights, options, warrants, American Depositary Receipts (“ADRs”) and convertible securities, of companies that, when purchased, have market capitalizations that are usually within the range of companies in the S&P 500 Index. Although a universal definition of large market capitalization companies does not exist, for purposes of this Series, the Series generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index, which is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

The Series pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a Large Cap Growth strategy managed by Security Investors, LLC (the “Investment Manager”) and approximately 50% of its total assets to a Large Cap Value strategy also managed by the Investment Manager.

The Investment Manager manages its allocation of the Series’ assets according to each respective strategy, and the trading decisions with respect to each strategy are made independently. In order to maintain the target allocations between the two strategies, all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) will be divided between the two strategies, as appropriate. The Investment Manager will rebalance the allocation to the Series’ strategies promptly to the extent the percentage of the Series’ assets allocated to either strategy equals or exceeds 60% of the Series’ total assets.

The Investment Manager in its discretion may make adjustments if either of the strategies becomes over- or under-weighted as a result of market appreciation or depreciation. Accordingly, the performance of the Series could differ from the performance of each strategy if either had been maintained as a separate portfolio. As a consequence of the Investment Manager’s efforts to maintain assets between the two strategies at the targeted percentages, the Investment Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to the strategy that is below its targeted percentage or (2) selling securities in the strategy that exceeds its targeted percentage with proceeds being reallocated to the strategy that is below its targeted percentage. To the extent that the sales of securities as part of these reallocations result in higher portfolio turnover, this active trading may increase the costs the Series incurs. In choosing equity securities, the Investment Manager uses a blended approach, investing in growth stocks and value stocks, and may, to the extent consistent with the Series’ investment policies, invest in a limited number of industries or industry sectors, including the technology sector. Growth-oriented stocks are stocks of established companies that typically have a record of consistent earnings growth. The Investment Manager typically chooses growth-oriented companies through a combination of a qualitative top-down approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, and a quantitative fundamental bottom-up approach. The Investment Manager will also invest in value-oriented stocks. Value-oriented companies appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of qualitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Series typically sells a security when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or falls short of the Investment Manager’s expectations.

The Series may also invest a portion of its assets in derivatives, including options and futures contracts. These instruments may be used to hedge the Series’ portfolio, to maintain exposure to the equity markets, or to increase returns.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds (“ETFs”) and other mutual funds. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

The Series may, from time to time, invest a portion of its assets in technology stocks.

Although the Series primarily invests in securities issued by domestic companies, there is no limit in the amount that the Series may invest in securities issued by foreign companies.

Under adverse market conditions, the Series can make temporary defensive investments and may not be able to pursue its objective.

Principal Risks — The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

Active Trading Risk. Active trading, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Series could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Derivatives Risk. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Series’ other portfolio holdings, lack of availability and the risk that the counterparty may default on its obligations.

Equity Securities Risk. Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A Series may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk. Foreign securities, including investments in foreign securities through ADRs, carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Growth Stocks Risk. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Leverage Risk. The Series’ use of leverage through derivatives may cause the Series to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

Management Risk. The Series is actively managed. There is no guarantee that the investment strategies will be successful.

Market Risk. The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Options and Futures Risk. Options and futures may sometimes reduce returns or increase volatility. They also may entail transactional expenses.

Technology Stocks Risk. Stocks of companies involved in the technology sector may be very volatile.

Value Stocks Risk. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While a Series’ investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

Performance Information — The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series’ share performance from year to year and by showing how the Series’ average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.

The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products.

Highest Quarter Return
3Q 2009	16.91%

Lowest Quarter Return
4Q 2008	-21.97%

Average Annual Total Returns (For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Series A	16.37%	0.31%	-0.67%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	15.06%	2.29%	1.41%

Management of the Series —

Investment Manager. Security Investors, LLC (the “Investment Manager”) serves as the investment manager of the Series.

Portfolio Managers. Mark Mitchell and Mark Bronzo are primarily responsible for the day-to-day management of the Series, and each holds the title “Portfolio Manager” with the Investment Manager. Mr. Mitchell has co-managed the Series since February 2004, and Mr. Bronzo has co-managed the Series since February 2008.

Purchase and Sale of Series’ Shares — Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

Tax Information — Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

Payments to Insurance Companies and Other Financial Intermediaries — The Series and its related companies may pay financial intermediaries and financial representatives for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary or financial representative to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or financial representative or visit your financial intermediary’s website for more information.

5801 SW 6th Avenue • Topeka, Kansas 66636-0001 • www.rydex-sgi.com

Rydex Distributors, LLC

SUMLCCA-0411 x0512